NTG
LISTED
NYSE

Tortoise MLP Fund, Inc.

Yield

Growth

Quality

2014 3rd Quarter Report

August 31, 2014

...Steady Wins®

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

Under normal circumstances, we invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We do not invest in privately held companies and limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  The opportunity for tax deferred distributions and distribution growth;

  Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;

  Appropriate for retirement and other tax exempt accounts;

  Potential diversification of overall investment portfolio; and

  Professional securities selection and active management by an experienced adviser.

September 29, 2014

Dear Fellow Stockholders,

The third fiscal quarter ending Aug. 31, 2014 was an upbeat one for midstream MLPs, including natural gas infrastructure MLPs, a strategic focus of NTG. Their success during the quarter was driven by the continued and critical need for infrastructure build-out to transport the escalating production out of North American shales, as well as proposed merger and acquisition activity.

Broader market performance also was strong during the third fiscal quarter, despite the intensifying and increasingly complex conflict in the Middle East. Interest rates remained low, although in July Federal Reserve Chairwoman Janet Yellen, testifying before the Senate Banking Committee, said that the Fed may need to raise interest rates sooner than expected. Also during the quarter, a steady stream of upbeat economic data reflected economic growth. For the three- and nine-month periods ending Aug. 31, 2014, the S&P 500 Index® returned 4.7 percent and 12.7 percent, respectively.

Master Limited Partnership Sector Review and Outlook

MLPs once again outperformed the broader market, with the Tortoise MLP Index® posting 12.0 percent and 27.1 percent total returns for the three- and nine-month periods ending Aug. 31, 2014, respectively. Midstream MLPs slightly outperformed upstream MLPs during the quarter, driven largely by the continued need for greater pipeline takeaway capacity. The Tortoise Midstream MLP Index gained 12.9 percent for the quarter while the Tortoise Upstream MLP Index returned 10.1 percent. Midstream MLPs handily outperformed their upstream counterparts fiscal year to date, with the midstream index returning 28.8 percent for the nine months ending Aug. 31, 2014, compared to the upstream index’s 17.5 percent gain for the same time period.

As oil and natural gas production continues to exceed estimates, it also continues to drive the need for changes in our nation’s pipeline infrastructure. This is particularly true with respect to natural gas pipelines, which have insufficient takeaway capacity to support the current robust production out of the Marcellus shale. Midstream MLPs are continuing to respond to that need. Several new projects have come on line recently and additional projects are scheduled to begin operations later this year. In just the next three years through 2016, we project approximately $77 billion in MLP projects.

Capital markets continued to underpin sector growth, with MLPs raising approximately $7.9 billion in equity and $4.9 billion in debt offerings during the third fiscal quarter. This infusion of capital brought the totals for equity and debt raised during the fiscal year to date to approximately $27.5 billion and $25.6 billion, respectively. There were seven new initial public offerings in the third quarter, with activity in each sector of the energy value chain, ranging from a bituminous thermal coal producer, to an owner and operator of petroleum terminals, to a petrochemical company.

Merger and acquisition (M&A) activity was a key driver during the fiscal quarter, with approximately $12 billion in MLP transactions. One additional announced deal that affected MLPs was Kinder Morgan, Inc. (KMI)’s proposed approximately $70 billion acquisition of three affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidating four publicly traded pipeline companies into one entity, pending shareholder approval. This brings the total for all MLP and pipeline transactions to approximately $104 billion in announced deals thus far during the fiscal year, with nearly $27 billion in MLPs alone.

Fund Performance Review

The fund’s total assets increased from approximately $2.3 billion on May 31, 2014, to $2.5 billion on Aug. 31, 2014, primarily from net realized and unrealized gains on investments. Leverage (including bank debt, senior notes and preferred stock) as a percent of total assets decreased slightly to end the quarter at 20.0 percent.

At fiscal quarter end, the fund paid a distribution of $0.42125 per common share ($1.685 annualized) to stockholders, which is in line with last quarter’s distribution and a 0.6 percent increase year over year. The distribution represented an annualized distribution rate of 5.7 percent based on the fund’s fiscal quarter closing price of $29.69. In managing the fund, Tortoise places particular emphasis on distribution coverage: distributable cash flow (DCF) earned by the fund divided by distributions paid to stockholders. Our goal is to declare what we believe to be sustainable quarterly distributions with increases safely covered by earned distributable cash flow. The distribution payout coverage was 97.8 percent for the fiscal quarter and 100.3 percent for the last four quarters.

For the third fiscal quarter, the fund’s market-based total return was 5.9 percent and its NAV-based total return was 10.3 percent (14.0 percent and 22.2 percent, respectively, for the nine months ending Aug. 31, 2014), including the reinvestment of distributions. As such, the discount in the fund’s stock price relative to its NAV widened during the period. Discounts have widened over the past several months across the broader closed-end fund market, including energy MLP closed-end funds. We believe this is due in part to concerns about rising interest rates. This more technical market pressure has occurred at the same time as the fund’s strong NAV performance, magnifying the discount. We continue to believe in our investment focus on quality, sustainable distributions and growth.

(Unaudited)

2014 3rd Quarter Report       1

Key Quarterly Asset Performance Drivers

A number of factors influenced the fund’s asset performance during the fiscal quarter:

  The fund’s strategic focus in natural gas pipeline MLPs contributed the most to absolute performance, as they benefited from the increasing need for greater pipeline takeaway capacity.

  Gathering and processing pipeline MLPs helped absolute results, as their performance benefited from increased transportation of natural gas liquids (NGLs) volumes.

  The fund’s stake in crude oil pipelines that benefited from increased production also helped performance.

  As a result of the fund’s midstream investment strategy, it was not exposed to upstream, propane and coal MLPs, which lagged during the quarter. This boosted the fund’s relative results.

  Proposed M&A activity in both the natural gas and gathering and processing pipeline space during the quarter, including Kinder Morgan, Inc.’s proposed acquisition of Kinder Morgan Energy Partners, restrained results. The fund was underweight Kinder Morgan Energy Partners because of its limited distribution growth outlook, but the stock performed well in the period following the announcement of the proposed acquisition.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

In our view, natural gas infrastructure MLPs will continue to benefit from the robust production out of premier North American shales, driving the need for significant infrastructure build-out. We believe that NTG offers stockholders a long-term investment opportunity with the potential for a high level of total return with sustainable distributions.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index® is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas pipelines and Refined Products Pipelines. The Tortoise Upstream MLP Index is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Productions sub sector indices. The S&P 500 Index is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market independence.

Past performance is no guarantee of future results.

(Unaudited)

2       Tortoise MLP Fund, Inc.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2013		2014
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions from master limited partnerships	$26,099	$27,397	$25,350	$27,013	$27,704
Dividends paid in stock	1,224	1,270	1,302	967	992
Other income	—	359	—	—	—
Total from investments	27,323	29,026	26,652	27,980	28,696
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	3,860	3,807	3,978	4,516	5,018
Other operating expenses	321	315	348	348	345
	4,181	4,122	4,326	4,864	5,363
Distributable cash flow before leverage costs and current taxes	23,142	24,904	22,326	23,116	23,333
Leverage costs(2)	3,316	3,322	3,356	3,680	3,977
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,826	$21,582	$18,970	$19,436	$19,356
As a percent of average total assets(5)
Total from investments	5.66%	6.02%	5.48%	5.25%	4.84%
Operating expenses before leverage costs and current taxes	0.87%	0.86%	0.89%	0.91%	0.90%
Distributable cash flow before leverage costs and current taxes	4.79%	5.16%	4.59%	4.34%	3.94%
As a percent of average net assets(5)
Total from investments	8.21%	8.91%	8.30%	8.10%	7.69%
Operating expenses before leverage costs and current taxes	1.26%	1.27%	1.35%	1.41%	1.44%
Leverage costs and current taxes	1.00%	1.02%	1.05%	1.07%	1.07%
Distributable cash flow	5.95%	6.62%	5.90%	5.62%	5.18%

Selected Financial Information
Distributions paid on common stock	$19,653	$19,740	$19,799	$19,799	$19,799
Distributions paid on common stock per share	0.41875	0.42000	0.42125	0.42125	0.42125
Distribution coverage percentage for period(6)	100.9%	109.3%	95.8%	98.2%	97.8%
Net realized gain (loss), net of income taxes, for the period	5,325	8,154	(3,159)	7,781	20,965
Total assets, end of period	1,891,133	1,956,493	1,988,207	2,254,379	2,463,737
Average total assets during period(7)	1,914,383	1,933,455	1,973,730	2,113,784	2,353,728
Leverage(8)	345,000	372,200	381,000	491,000	491,700
Leverage as a percent of total assets	18.2%	19.0%	19.2%	21.8%	20.0%
Net unrealized appreciation, end of period	374,919	416,628	436,486	564,007	692,312
Net assets, end of period	1,287,655	1,315,866	1,308,440	1,415,146	1,538,456
Average net assets during period(9)	1,320,738	1,306,726	1,302,016	1,370,204	1,479,602
Net asset value per common share	27.44	28.00	27.84	30.11	32.73
Market value per common share	28.65	27.22	27.63	28.43	29.69
Shares outstanding (000’s)	46,932	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment loss, before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

2014 3rd Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise MLP Fund, Inc.’s (“NTG”) primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy- related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $209 million during the 3rd quarter, primarily as a result of higher market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations. Asset-based expenses increased from the previous quarter along with average managed assets. Leverage costs increased during the quarter due to the full impact of additional leverage issued during the 2nd quarter, while other operating expenses decreased slightly. Total leverage as a percent of total assets decreased from 2nd quarter 2014 and we maintained our quarterly distribution of $0.42125 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long-term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount we receive as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes,

4       Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below in Distributable Cash Flow.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 3rd quarter 2014 were approximately $28.7 million, representing an increase of 5.0 percent as compared to 3rd quarter 2013 and an increase of 2.6 percent as compared to 2nd quarter 2014. On an annualized basis, total distributions for the quarter equate to 4.84 percent of our average total assets for the quarter. These changes reflect increases in per share distribution rates on our MLP investments and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.90 percent of average total assets for the 3rd quarter 2014, a decrease of 0.01 percent as compared to the 2nd quarter 2014 and an increase of 0.03 percent as compared to 3rd quarter 2013. Advisory fees for the 3rd quarter 2014 increased 11.1 percent from 2nd quarter 2014 as a result of increased average managed assets for the quarter. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets from January 1, 2013 through December 31, 2013 and has agreed to waive an amount equal to 0.10 percent of average monthly managed assets during calendar year 2014 and an amount equal to 0.05 percent of average monthly managed assets during calendar year 2015.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $4.0 million for the 3rd quarter 2014, an increase of 8.1 percent as compared to the 2nd quarter 2014 due to the full impact of additional leverage issued during the 2nd quarter.

The weighted average annual rate of our leverage at August 31, 2014 was 3.17 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.125 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable Cash Flow

For 3rd quarter 2014, our DCF was approximately $19.4 million, a decrease of 2.4 percent as compared to 3rd quarter 2013 and a decrease of 0.4 percent as compared to 2nd quarter 2014. The changes are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $19.8 million, or $0.42125 per share, during the quarter. This represents an increase of $0.0025 per share as compared to 3rd quarter 2013 and is unchanged from 2nd quarter 2014.

Our distribution coverage ratio was 97.8 percent for 3rd quarter 2014, a decrease in the coverage ratio of 3.1 percent as compared to 3rd quarter 2013 and 0.4 percent as compared to 2nd quarter 2014. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2014 YTD and 3rd quarter 2014 (in thousands):

	2014 YTD	3rd Qtr 2014
Net Investment Loss, before Income Taxes	$(28,818)	$(9,228)
Adjustments to reconcile to DCF:
Dividends paid in stock	3,261	992
Distributions characterized as return of capital	83,044	27,499
Amortization of debt issuance costs	275	93
DCF	$57,762	$19,356

2014 3rd Quarter Report       5

Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $2.46 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 3rd quarter 2014, total assets increased by approximately $209 million. This change was primarily the result of an increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions).

Total leverage outstanding at August 31, 2014 was $491.7 million, an increase of $0.7 million as compared to May 31, 2014. Outstanding leverage is comprised of $313 million in senior notes, $90 million in preferred shares and $88.7 million outstanding under the credit facility, with approximately 68 percent of leverage with fixed rates and a weighted average maturity of 3.6 years. Total leverage represented 20.0 percent of total assets at August 31, 2014, as compared to 21.8 percent as of May 31, 2014 and 18.2 percent as of August 31, 2013. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $403 million is comprised of 78 percent private placement debt and 22 percent private placement preferred equity with a weighted average rate of 3.58 percent and remaining weighted average laddered maturity of approximately 4.2 years.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 8, 9 and 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we issued $35,000,000 of Series K Notes which carry a floating interest rate based on three-month LIBOR plus 1.30 percent and mature on September 9, 2019. We used the proceeds to reduce the outstanding balance on our bank credit facility.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the year ended 2013 were approximately 5 percent qualified dividend income and 95 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2013 was 100 percent return of capital. We currently estimate that 50 to 70 percent of 2014 distributions will be characterized as qualified dividend income for tax purposes, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2015.

As of November 30, 2013, we had approximately $195 million in net operating losses. To the extent we have taxable income in the future that is not offset by net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2014, our investments are valued at approximately $2.462 billion, with an adjusted cost of $1.369 billion. The $1.093 billion difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects a net deferred tax liability primarily due to unrealized gains (losses) on investments. At August 31, 2014, the balance sheet reflects a net deferred tax liability of approximately $426.1 million or $9.07 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

6       Tortoise MLP Fund, Inc.

Schedule of Investments August 31, 2014
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 160.0%(1)
Natural Gas/Natural Gas Liquids Pipelines — 82.5%(1)
United States — 82.5%(1)
Crestwood Midstream Partners LP	2,396,515	$55,982,590
El Paso Pipeline Partners, L.P.	982,843	40,846,955
Energy Transfer Partners, L.P.	3,322,493	190,877,223
Enterprise Products Partners L.P.	5,082,596	206,505,875
EQT Midstream Partners, L.P.	920,999	89,788,193
Kinder Morgan Energy Partners, L.P.	262,908	25,339,073
Kinder Morgan Management, LLC(2)	726,325	70,976,478
ONEOK Partners, L.P.	2,623,716	155,927,442
Regency Energy Partners LP	3,426,420	113,003,332
Spectra Energy Partners, LP	4,192,800	238,947,672
Williams Partners L.P.	1,519,094	80,527,173
		1,268,722,006
Natural Gas Gathering/Processing — 37.5%(1)
United States — 37.5%(1)
Access Midstream Partners, L.P.	1,340,857	86,284,148
DCP Midstream Partners, LP	1,742,400	98,584,992
EnLink Midstream Partners, LP	1,644,609	50,966,433
MarkWest Energy Partners, L.P.	1,337,623	106,648,682
Summit Midstream Partners, LP	700,700	38,734,696
Targa Resources Partners LP	1,354,200	100,752,480
Western Gas Partners LP	1,224,200	94,863,258
		576,834,689
Crude/Refined Products Pipelines — 40.0%(1)
United States — 40.0%(1)
Buckeye Partners, L.P.	1,400,367	110,628,993
Enbridge Energy Partners, L.P.	1,438,700	52,253,584
Holly Energy Partners, L.P.	1,203,136	43,661,805
Magellan Midstream Partners, L.P.	999,000	83,846,070
MPLX LP	496,382	30,279,302
NuStar Energy L.P.	525,300	34,717,077
Phillips 66 Partners LP	301,600	22,318,400
Plains All American Pipeline, L.P.	2,019,876	121,051,169
Rose Rock Midstream Partners, L.P.	137,031	8,357,521
Sunoco Logistics Partners L.P.	1,256,412	62,167,266
Tesoro Logistics LP	498,200	35,013,496
Valero Energy Partners LP	220,382	11,748,564
		616,043,247
Total Master Limited Partnerships
and Related Companies (Cost $1,368,420,722)		2,461,599,942
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(3) (Cost $116,689)	116,689	116,689
Total Investments — 160.0(1)
(Cost $1,368,537,411)		2,461,716,631
Other Assets and Liabilities — (33.8%)(1)		(520,260,671)
Senior Notes — (20.3%)(1)		(313,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (5.9%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,538,455,960

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of August 31, 2014.

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       7

Statement of Assets & Liabilities August 31, 2014
(Unaudited)

Assets
Investments at fair value (cost $1,368,537,411)	$2,461,716,631
Receivable for Adviser fee waiver	400,980
Prepaid expenses and other assets	1,619,744
Total assets	2,463,737,355
Liabilities
Cash overdraft	10,000
Payable to Adviser	3,809,309
Accrued directors’ fees and expenses	407
Accrued expenses and other liabilities	3,613,511
Deferred tax liability	426,148,168
Credit facility borrowings	88,700,000
Senior notes	313,000,000
Mandatory redeemable preferred stock ($25.00 liquidation
value per share; 3,600,000 shares outstanding)	90,000,000
Total liabilities	925,281,395
Net assets applicable to common stockholders	$1,538,455,960
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 47,000,211 shares issued
and outstanding (100,000,000 shares authorized)	$47,000
Additional paid-in capital	817,459,968
Accumulated net investment loss, net of income taxes	(74,815,722)
Undistributed realized gain, net of income taxes	103,452,669
Net unrealized appreciation of investments, net of income taxes	692,312,045
Net assets applicable to common stockholders	$1,538,455,960
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$32.73

Statement of Operations Period from December 1, 2013 through August 31, 2014
(Unaudited)

Investment Income
Distributions from master limited partnerships	$80,066,444
Less return of capital on distributions	(83,043,878)
Net distributions from master limited partnerships	(2,977,434)
Dividends from money market mutual funds	49
Total Investment Loss	(2,977,385)
Operating Expenses
Advisory fees	15,191,177
Administrator fees	361,750
Professional fees	147,269
Stockholder communication expenses	134,868
Directors’ fees	129,960
Custodian fees and expenses	67,566
Fund accounting fees	67,459
Registration fees	31,455
Franchise fees	15,869
Stock transfer agent fees	9,431
Other operating expenses	75,772
Total Operating Expenses	16,232,576
Leverage Expenses
Interest expense	8,067,611
Distributions to mandatory redeemable preferred stockholders	2,802,751
Amortization of debt issuance costs	275,077
Other leverage expenses	142,297
Total Leverage Expenses	11,287,736
Total Expenses	27,520,312
Less fees waived by Adviser	(1,679,400)
Net Expenses	25,840,912
Net Investment Loss, before Income Taxes	(28,818,297)
Deferred tax benefit	9,534,255
Net Investment Loss	(19,284,042)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	40,507,030
Deferred tax expense	(14,919,914)
Net realized gain on investments	25,587,116
Net unrealized appreciation of investments, before income taxes	436,435,561
Deferred tax expense	(160,751,872)
Net unrealized appreciation of investments	275,683,689
Net Realized and Unrealized Gain on Investments	301,270,805
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$281,986,763

See accompanying Notes to Financial Statements.

8       Tortoise MLP Fund, Inc.

Statement of Changes in Net Assets

	Period from
	December 1, 2013
	through	Year Ended
	August 31, 2014	November 30, 2013
	(Unaudited)
Operations
Net investment loss	$(19,284,042)	$(19,490,034)
Net realized gain on investments	25,587,116	37,812,183
Net unrealized appreciation of investments	275,683,689	223,153,248
Net increase in net assets applicable to common stockholders resulting from operations	281,986,763	241,475,397
Distributions to Common Stockholders
Return of capital	(59,396,517)	(78,345,962)
Capital Stock Transactions
Proceeds from shelf offerings of 223,888 common shares	—	6,364,992
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(103,845)
Issuance of 216,490 common shares from reinvestment of distributions to stockholders	—	5,839,742
Net increase in net assets applicable to common stockholders from capital stock transactions	—	12,100,889
Total increase in net assets applicable to common stockholders	222,590,246	175,230,324
Net Assets
Beginning of period	1,315,865,714	1,140,635,390
End of period	$1,538,455,960	$1,315,865,714
Accumulated net investment loss, net of income taxes, end of period	$(74,815,722)	$(55,531,680)

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       9

Statement of Cash Flows Period from December 1, 2013 through August 31, 2014
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$80,066,444
Dividend income received	45
Purchases of long-term investments	(352,962,046)
Proceeds from sales of long-term investments	238,941,223
Purchases of short-term investments, net	(37,779)
Interest expense paid	(7,384,196)
Distributions to mandatory redeemable preferred stockholders	(2,802,751)
Other leverage expenses paid	(278,609)
Operating expenses paid	(13,817,123)
Net cash used in operating activities	(58,274,792)
Cash Flows From Financing Activities
Advances from revolving credit facility	315,000,000
Repayments on revolving credit facility	(253,500,000)
Issuance of senior notes	85,000,000
Maturity of senior notes	(27,000,000)
Common stock issuance costs	(2,698)
Debt issuance costs	(68,597)
Distributions paid to common stockholders	(61,163,913)
Net cash provided by financing activities	58,264,792
Net change in cash	(10,000)
Cash — beginning of period	—
Cash overdraft — end of period	$(10,000)
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$281,986,763
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting
from operations to net cash used in operating activities:
Purchases of long-term investments	(352,340,971)
Proceeds from sales of long-term investments	238,941,223
Purchases of short-term investments, net	(37,779)
Return of capital on distributions received	83,043,878
Deferred tax expense	166,137,531
Net unrealized appreciation of investments	(436,435,561)
Net realized gain on investments	(40,507,030)
Amortization of debt issuance costs	275,077
Changes in operating assets and liabilities:
Increase in prepaid expenses and other assets	(203,401)
Decrease in payable for investments purchased	(621,075)
Increase in payable to Adviser, net of fee waiver	835,012
Increase in accrued expenses and other liabilities	651,541
Total adjustments	(340,261,555)
Net cash used in operating activities	$(58,274,792)

See accompanying Notes to Financial Statements.

10       Tortoise MLP Fund, Inc.

Financial Highlights
	Period from				Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	July 30, 2010(1)
	through	November 30,	November 30,	November 30,	through
	August 31, 2014	2013	2012	2011	November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$28.00	$24.50	$24.54	$24.91	$—
Public offering price	—	—	—	—	25.00
Income from Investment Operations
Net investment loss(3)	(0.41)	(0.42)	(0.40)	(0.34)	(0.04)
Net realized and unrealized gain on investments(3)	6.40	5.59	2.02	1.61	1.49
Total income from investment operations	5.99	5.17	1.62	1.27	1.45
Distributions to Common Stockholders
Return of capital	(1.26)	(1.67)	(1.66)	(1.64)	(0.36)
Capital stock transactions
Underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	—	(1.18)
Premiums less underwriting discounts and offering costs on issuance
of common stock(5)	—	0.00	0.00	—	—
Total capital stock transactions	—	0.00	0.00	—	(1.18)
Net Asset Value, end of period	$32.73	$28.00	$24.50	$24.54	$24.91
Per common share market value, end of period	$29.69	$27.22	$24.91	$24.84	$24.14
Total Investment Return Based on Market Value(6)(7)	13.99%	16.27%	7.14%	9.88%	(2.02)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,538,456	$1,315,866	$1,140,635	$1,127,592	$1,131,120
Average net assets (000’s)	$1,384,539	$1,274,638	$1,157,421	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.46%	1.38%	1.34%	1.30%	1.07%
Other operating expenses	0.10	0.10	0.10	0.13	0.12
Total operating expenses, before fee waiver	1.56	1.48	1.44	1.43	1.19
Fee waiver	(0.16)	(0.23)	(0.28)	(0.32)	(0.28)
Total operating expenses	1.40	1.25	1.16	1.11	0.91
Leverage expenses	1.09	1.08	1.20	1.22	0.48
Income tax expense(9)	15.98	11.09	3.86	3.11	10.44
Total expenses	18.47%	13.42%	6.22%	5.44%	11.83%

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       11

Financial Highlights (Continued)
	Period from				Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	July 30, 2010(1)
	through	November 30,	November 30,	November 30,	through
	August 31, 2014	2013	2012	2011	November 30, 2010
	(Unaudited)
Ratio of net investment loss to average net assets before fee waiver(8)	(2.02)%	(1.76)%	(1.88)%	(1.69)%	(0.79)%
Ratio of net investment loss to average net assets after fee waiver(8)	(1.86)%	(1.53)%	(1.60)%	(1.37)%	(0.51)%
Portfolio turnover rate(6)	11.11%	13.42%	15.14%	19.57%	1.24%
Credit facility borrowings, end of period (000’s)	$88,700	$27,200	$23,900	$10,100	$30,700
Senior notes, end of period (000’s)	$313,000	$255,000	$255,000	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior notes outstanding, end of period	$6.66	$5.43	$5.48	$5.55	$5.07
Per common share amount of net assets, excluding senior notes,
end of period	$39.39	$33.43	$29.98	$30.09	$29.98
Asset coverage, per $1,000 of principal amount of senior notes and
credit facility borrowings(10)	$5,054	$5,982	$5,412	$5,593	$5,684
Asset coverage ratio of senior notes and credit facility borrowings(10)	505%	598%	541%	559%	568%
Asset coverage, per $25 liquidation value per share of mandatory redeemable
preferred stock(11)	$103	$113	$102	$104	$106
Asset coverage ratio of preferred stock(11)	413%	454%	409%	418%	423%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2013, 2012 and 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012. Amount is less than $0.01 for the years ended November 30, 2013 and 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2013 through August 31, 2014, the Company accrued $166,137,531 for net deferred income tax expense. For the year ended November 30, 2013, the Company accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, the Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by the sum of senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) August 31, 2014

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at August 31, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through November 30, 2013, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2013, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2012 through November 30, 2013 based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $5,927,000 or $0.126 per share ($3,750,000 or $0.080 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $5,526,000 or $0.118 per share ($3,496,000 or $0.075 per share, net of deferred tax expense), and an increase in realized gains of approximately $401,000 or $0.008 per share ($254,000 or $0.005 per share, net of deferred tax expense) for the period from December 1, 2013 through August 31, 2014.

Subsequent to the period ended February 28, 2014, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2014 estimates, after considering the final allocations for 2013. This reclassification amounted to a decrease in pre-tax net investment income of approximately $204,000 or $0.005 per share ($129,000 or $0.003 per share, net of deferred tax benefit), a decrease in unrealized appreciation of investments of approximately $531,000 or $0.011 per share ($336,000 or $0.007 per share, net of deferred tax benefit), and an increase in realized gains of approximately $735,000 or $0.016 per share ($465,000 or $0.010 per share, net of deferred tax expense).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their

2014 3rd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2013 and the period ended August 31, 2014 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2013 were 5 percent qualified dividend income and 95 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2014.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2013 and the period ended August 31, 2014 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2013 were 100 percent qualified dividend income. The tax character of distributions paid to MRP stockholders in the current year will be determined subsequent to November 30, 2014.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2014 for the Series H Notes ($38,667) that were issued in April and May 2014 and the Series I Notes ($7,482) and Series J Notes ($22,447) that were each issued in April 2014.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended August 31, 2014.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in equity securities of MLPs in the energy infrastructure sector and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate

14       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.15 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, and has agreed to waive an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014, and 0.05 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015. In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$84,209,795
Capital loss carryforwards	8,784,140
92,993,935
Deferred tax liabilities:
Basis reduction of investment in MLPs	117,508,058
Net unrealized gains on investment securities	401,634,045
519,142,103
Total net deferred tax liability	$426,148,168

At August 31, 2014, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2014, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended August 31, 2014, as follows:

Application of statutory income tax rate	$156,843,503
State income taxes, net of federal tax benefit	7,797,363
Change in deferred tax liability due to change in overall tax rate	459,880
Permanent differences	1,036,785
Total income tax expense	$166,137,531

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its blended state income tax rate, increasing the overall rate from 36.69 percent to 36.74 percent due to anticipated state apportionment of income and gains.

For the period from December 1, 2013 through August 31, 2014, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $158,269,287 and $7,868,244, respectively.

As of November 30, 2013, the Company had net operating losses for federal income tax purposes of approximately $194,639,000. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2030 through November 30, 2033. The amount of deferred tax asset for net operating losses and capital loss carryforwards at August 31, 2014 includes amounts for the period from December 1, 2013 through August 31, 2014. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.

As of August 31, 2014, the aggregate cost of securities for federal income tax purposes was $1,048,700,562. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,413,016,069, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $1,413,016,069.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2014 3rd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2014. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$2,461,599,942	$2,461,599,942	$—	$—
Other Securities:
Short-Term Investment(b)	116,689	116,689	—	—
Total Assets	$2,461,716,631	$2,461,716,631	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2014.

The Company did not hold any Level 3 securities during the period from December 1, 2013 through August 31, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended August 31, 2014.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the period from December 1, 2013 through August 31, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $352,340,971 and $238,941,223 (excluding short-term debt securities), respectively.

8. Senior Notes

The Company has $313,000,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding at August 31, 2014. During the period from December 1, 2013 through August 31, 2014, the Company issued Notes with an aggregate principal amount of $85,000,000. Series H Notes were issued on April 17, 2014 in the amount of $30,000,000 and on May 8, 2014 in the amount of $15,000,000. Series I Notes ($10,000,000) and Series J Notes ($30,000,000) were issued on April 17, 2014. The Company’s Series A Notes with a notional amount of $12,000,000 and fixed interest rate of 2.48 percent were paid in full upon maturity on December 15, 2013. The Company’s Series F Notes with a notional amount of $15,000,000 and a floating interest rate based on 3-month LIBOR plus 1.35 percent were paid in full upon maturity on May 12, 2014. The average interest rate on Series F Notes during the period from December 1, 2013 through May 12, 2014 was 1.59 percent.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series E and Series H Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at August 31, 2014.

					Notional/
	Maturity	Interest		Payment	Carrying	Estimated
Series	Date	Rate		Frequency	Amount	Fair Value
Series B	December 15, 2015	3.14%		Quarterly	$24,000,000	$24,657,925
Series C	December 15, 2017	3.73%		Quarterly	57,000,000	59,991,072
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	120,498,742
Series E	December 15, 2015	1.93%	(1)	Quarterly	25,000,000	25,000,000
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,693,904
Series H	April 17, 2019	1.58%	(2)	Quarterly	45,000,000	45,000,000
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,218,695
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,354,472
					$313,000,000	$327,414,810

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.70 percent. The current rate is effective for the period from June 15, 2014 through September 15, 2014. The weighted-average rate for the period from December 1, 2013 through August 31, 2014 was 1.94 percent.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from July 17, 2014 through October 17, 2014. The weighted-average rate for the period from April 17, 2014 (date of issuance) through August 31, 2014 was 1.58 percent.

16       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 3,600,000 shares of private Mandatory Redeemable Preferred (“MRP”) Stock authorized and outstanding at August 31, 2014. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of each series of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, aggregate liquidation preference, number of shares outstanding and estimated fair value of each series of MRP Stock outstanding as of August 31, 2014.

	Mandatory		Aggregate
	Redemption	Fixed	Liquidation	Shares	Estimated
Series	Date	Rate	Preference	Outstanding	Fair Value
Series A	December 15, 2015	3.69%	$25,000,000	1,000,000	$25,695,795
Series B	December 15, 2017	4.33%	65,000,000	2,600,000	68,470,752
			$90,000,000	3,600,000	$94,166,547

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

As of August 31, 2014, the Company has a $107,000,000 unsecured, revolving credit facility that matures on June 15, 2015. Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Effective June 16, 2014, outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent. The capacity of the credit facility was increased from $60,000,000 to $73,000,000 on December 20, 2013, and further increased to $107,000,000 on January 15, 2014. For the period from December 1, 2013 through June 15, 2014, outstanding balances accrued interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.15 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2014 was approximately $69,800,000 and 1.28 percent, respectively. At August 31, 2014, the principal balance outstanding was $88,700,000 at an interest rate of 1.28 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2014, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 47,000,211 shares outstanding at August 31, 2014 and November 30, 2013.

12. Subsequent Events

On September 9, 2014, the Company issued $35,000,000 of Series K Notes which carry a floating interest rate based on 3-month LIBOR plus 1.30 percent and mature on September 9, 2019.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2014 3rd Quarter Report       17

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2014, the aggregate compensation paid by the Company to the independent directors was $107,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

18       Tortoise MLP Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,566	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$483

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,433	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$483

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$267

(1) As of 9/30/14

NTG
LISTED
NYSE

Tortoise MLP Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise MLP Fund, Inc.